SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2003

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23253	58-2301135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia		31833
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.	Press release dated May 8, 2003.

Item 9.    Regulation FD Disclosure.

On May 8, 2003, ITC^DeltaCom, Inc. issued a press release announcing certain consolidated financial and operating results for the first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

The information set forth in this Item 9 is being furnished pursuant to Item 12 of Form 8-K, as directed by the Securities and Exchange Commission in Release No. 34-47583.

The information set forth in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: May 9, 2003	/s/ J. Thomas Mullis
J. Thomas Mullis
Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description

99.	Press release dated May 8, 2003.